UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 16, 2024

(Date of earliest event reported)

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38876	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630

(Address of principal executive offices, including zip code)

308-888-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ATIF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 16, 2024, ATIF Holdings Limited (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a non- U.S investor named in the Purchase Agreement (the “Purchaser”), pursuant to which the Company agreed to sell an aggregate of 1,092,512 newly issued ordinary shares of the Company, $0.001 par value per ordinary share (the “Ordinary Shares”) at a purchase price of $1.23 per share (the “Private Placement”). In connection with the Private Placement, the Company received gross proceeds in the amount of $1,343,789.76. The Purchase Agreement contains customary representations, warranties and covenants of the parties, and the closing was subject to customary closing conditions.

The Purchaser acknowledged and agreed that any resale of the shares issued in connection with this Offering is subject to resale restrictions pursuant to the Securities Exchange Act of 1934 and none of the shares purchased herein has been registered under the Securities Act of 1933, as amended. Pursuant to the Purchase Agreement, the Company agreed that within a reasonable time after the closing, the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Purchaser of the purchased ordinary shares.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the form of Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the offer and sale of the shares of Ordinary Shares to the Purchasers pursuant to the Purchase Agreement is incorporated herein by reference. The ordinary shares issued and sold under the Purchase Agreement as described in Item 1.01 were offered and sold by the Company in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by Purchaser including the representations with respect to the Purchaser’s status as non-U.S. investor and their investment intent.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated April 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF HOLDINGS LIMITED

By:	/s/ Jun Liu
Jun Liu
Chief Executive Officer and Chairman of the Board

Date: April 19, 2024

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